                                                                                                                   EXHIBIT 99.1

                                                     SOURCECORP(TM)
                                           PRO FORMA SUMMARY FINANCIAL DATA
                                     FOR THE THREE MONTHS ENDED MARCH 31, 2001
                                   (IN THOUSANDS, EXCEPT EARNINGS PER SHARE DATA)

                                                                               (1)                (2)
                                                             TOTAL          PRO FORMA          PASS THRU
                                                            COMPANY        ADJUSTMENTS          EXPENSES           PRO FORMA
                                                            -------        -----------          --------           ---------

Revenue                                                        121,404           (21,270)             3,801            103,935
                                                         --------------  ----------------   ----------------   ----------------
TOTAL REVENUE                                                  121,404           (21,270)             3,801            103,935

Cost of Services                                                71,680           (14,980)             3,439             60,139
Special Charges                                                      -                 -                  -                  -
Depreciation                                                     3,913              (851)                 -              3,062
                                                         --------------  ----------------   ----------------   ----------------
      GROSS PROFIT                                              45,811            (5,439)               362             40,734

Selling, General & Administrative Expenses                      27,093            (5,911)               362             21,544
Special Charges                                                      -                 -                  -                  -
Amortization                                                     2,492              (457)                 -              2,035
                                                         --------------  ----------------   ----------------   ----------------
      OPERATING INCOME                                          16,226               929                  -             17,155

Interest & Other                                                 2,202                54                  -              2,256
                                                         --------------  ----------------   ----------------   ----------------
      INCOME BEFORE INCOME TAXES                                14,024               875                  -             14,899

Provision for Income Taxes                                       5,329               333                  -              5,662
                                                         --------------  ----------------   ----------------   ----------------
NET INCOME                                                       8,695               542                  -              9,237


NET INCOME PER SHARE
      BASIC                                                    $  0.54           $  0.03            $     -            $  0.57
      DILUTED                                                  $  0.52           $  0.03            $     -            $  0.55



WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
      BASIC                                                     16,212            16,212             16,212             16,212
      DILUTED                                                   16,876            16,876             16,876             16,876


 (1) REMOVES OPERATING RESULTS OF BUSINESSES DIVESTED DURING THE SECOND AND THIRD QUARTERS OF 2001.

 (2) REFLECTS THE COMPANY'S ADOPTION OF EITF TOPIC NO. D-103, "INCOME STATEMENT CHARACTERIZATION OF REIMBURSEMENTS RECEIVED FOR 'OUT-OF-POCKET' EXPENSES INCURRED". THIS PRONOUNCEMENT STATES THAT CERTAIN REIMBURSEMENTS RECEIVED FOR "OUT-OF-POCKET" EXPENSES INCURRED IN CONNECTION WITH PROVIDING SERVICES SHOULD BE CHARACTERIZED AS REVENUE IN THE INCOME STATEMENT. THIS PRONOUNCEMENT REQUIRES RETROACTIVE TREATMENT.

                                                     SOURCECORP(TM)
                                           PRO FORMA SUMMARY FINANCIAL DATA
                                     FOR THE THREE MONTHS ENDED JUNE 30, 2001
                                   (IN THOUSANDS, EXCEPT EARNINGS PER SHARE DATA)

                                                                               (1)                (2)
                                                             TOTAL          PRO FORMA          PASS THRU
                                                            COMPANY        ADJUSTMENTS          EXPENSES           PRO FORMA
                                                            -------        -----------          --------           ---------

Revenue                                                         119,813            (12,936)            3,291            110,168
                                                          --------------   ----------------  ----------------   ----------------
TOTAL REVENUE                                                   119,813            (12,936)            3,291            110,168

Cost of Services                                                 70,817            (11,067)            2,928             62,678
Special Charges                                                     417               (417)                -                  -
Depreciation                                                      4,236               (662)                -              3,574
                                                          --------------   ----------------  ----------------   ----------------
      GROSS PROFIT                                               44,343               (790)              363             43,916

Selling, General & Administrative Expenses                       27,101             (3,995)              363             23,469
Special Charges                                                  67,908            (67,908)                -                  -
Amortization                                                      2,560               (305)                -              2,255
                                                          --------------   ----------------  ----------------   ----------------
      OPERATING INCOME                                          (53,226)            71,418                 -             18,192

Interest & Other                                                  3,093               (482)                -              2,611
                                                          --------------   ----------------  ----------------   ----------------
      INCOME BEFORE INCOME TAXES                                (56,319)            71,900                 -             15,581

Provision for Income Taxes                                      (13,188)            19,109                 -              5,921
                                                          --------------   ----------------  ----------------   ----------------
NET INCOME                                                      (43,131)            52,791                 -              9,660


NET INCOME PER SHARE
      BASIC                                                     $ (2.60)           $  3.18           $     -            $  0.58
      DILUTED                                                   $ (2.60)           $  3.02           $     -            $  0.55



WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
      BASIC                                                      16,575             16,575            16,575             16,575
      DILUTED                                                    16,575             17,471            17,471             17,471



 (1)  REMOVES THE FOLLOWING ACTIVITY:       (a) OPERATING RESULTS OF BUSINESSES DIVESTED IN THE SECOND AND THIRD QUARTERS OF 2001.
                                            (b) CHARGES FOR DOUBTFUL ACCOUNTS PRINCIPALLY RELATED TO DIVESTED BUSINESSES.
                                            (c) ONE-TIME CHARGES PRINCIPALLY RELATED TO LOSSES AND EXPENSES ON DIVESTED UNITS.
                                            (d) ONE-TIME CHARGE FOR PREVIOUSLY UNAMORTIZED DEFERRED DEBT COSTS ASSOCIATE WITH THE
                                                CREDIT FACILITY TERMINATED BY THE COMPANY IN APRIL 2001.

 (2)  REFLECTS THE COMPANY'S ADOPTION OF EITF TOPIC NO. D-103, "INCOME STATEMENT
      CHARACTERIZATION OF REIMBURSEMENTS RECEIVED FOR 'OUT-OF-POCKET' EXPENSES
      INCURRED". THIS PRONOUNCEMENT STATES THAT CERTAIN REIMBURSEMENTS RECEIVED
      FOR "OUT-OF-POCKET" EXPENSES INCURRED IN CONNECTION WITH PROVIDING SERVICES
      SHOULD BE CHARACTERIZED AS REVENUE IN THE INCOME STATEMENT. THIS
      PRONOUNCEMENT REQUIRES RETROACTIVE TREATMENT.


                                                 SOURCECORP(TM)
                                         PRO FORMA SUMMARY FINANCIAL DATA
                                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001
                                  (IN THOUSANDS, EXCEPT EARNINGS PER SHARE DATA)



                                                                                  (1)                (2)
                                                                TOTAL          PRO FORMA          PASS THRU
                                                               COMPANY        ADJUSTMENTS          EXPENSES          PRO FORMA
                                                               -------        -----------          --------          ---------
Revenue                                                           103,044            (1,089)             3,195           105,150
                                                           ---------------  ----------------   ----------------  ----------------
TOTAL REVENUE                                                     103,044            (1,089)             3,195           105,150

Cost of Services                                                   58,948              (926)             2,606            60,628
Special Charges                                                       -                 -                  -                 -
Depreciation                                                        3,054               (44)               -               3,010
                                                           ---------------  ----------------   ----------------  ----------------
      GROSS PROFIT                                                 41,042              (119)               589            41,512

Selling, General & Administrative Expenses                         22,791              (270)               589            23,110
Special Charges                                                    (5,741)            5,741                -                 -
Amortization                                                        2,454                (9)               -               2,445
                                                           ---------------  ----------------   ----------------  ----------------
      OPERATING INCOME                                             21,538            (5,581)               -              15,957

Interest & Other                                                    2,243                17                -               2,260
                                                           ---------------  ----------------   ----------------  ----------------
      INCOME BEFORE INCOME TAXES                                   19,295            (5,598)               -              13,697

Provision for Income Taxes                                          7,332            (2,127)               -               5,205
                                                           ---------------  ----------------   ----------------  ----------------
NET INCOME                                                         11,963            (3,471)               -               8,492


NET INCOME PER SHARE
      BASIC                                                $         0.70   $         (0.20)   $           -     $          0.50
      DILUTED                                              $         0.67   $         (0.20)   $           -     $          0.48



WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
      BASIC                                                        16,969            16,969             16,969            16,969
      DILUTED                                                      17,779            17,779             17,779            17,779



 (1)  REMOVES THE FOLLOWING ACTIVITY:        (a) OPERATING RESULTS OF BUSINESSES DIVESTED IN THE SECOND AND THIRD QUARTERS OF 2001.
                                             (b) ONE-TIME NET GAIN FROM BUSINESSES DIVESTED DURING THE THIRD QUARTER OF 2001.


 (2) REFLECTS THE COMPANY'S ADOPTION OF EITF TOPIC NO. D-103, "INCOME STATEMENT CHARACTERIZATION OF REIMBURSEMENTS RECEIVED FOR 'OUT-OF-POCKET' EXPENSES INCURRED". THIS PRONOUNCEMENT STATES THAT CERTAIN REIMBURSEMENTS RECEIVED FOR "OUT-OF-POCKET" EXPENSES INCURRED IN CONNECTION WITH PROVIDING SERVICES SHOULD BE CHARACTERIZED AS REVENUE IN THE INCOME STATEMENT. THIS PRONOUNCEMENT REQUIRES RETROACTIVE TREATMENT.

                                                 SOURCECORP(TM)
                                         PRO FORMA SUMMARY FINANCIAL DATA
                                  FOR THE THREE MONTHS ENDED DECEMBER 31, 2001
                                  (IN THOUSANDS, EXCEPT EARNINGS PER SHARE DATA)



                                                                                  (1)                (2)
                                                                TOTAL          PRO FORMA          PASS THRU
                                                               COMPANY        ADJUSTMENTS          EXPENSES          PRO FORMA
                                                               -------        -----------          --------          ---------
Revenue                                                           97,702                -               2,228             99,930
                                                           --------------  -----------------  ----------------   ----------------
TOTAL REVENUE                                                     97,702                -               2,228             99,930

Cost of Services                                                  58,683                -               1,214             59,897
Special Charges                                                        -                -                 -                  -
Depreciation                                                       3,429                -                 -                3,429
                                                           --------------  -----------------  ----------------   ----------------
      GROSS PROFIT                                                35,590                -               1,014             36,604

Selling, General & Administrative Expenses                        24,264                -               1,014             25,278
Special Charges                                                        -                -                 -                  -
Amortization                                                       2,526                -                 -                2,526
                                                           --------------  -----------------  ----------------   ----------------
      OPERATING INCOME                                             8,800                -                 -                8,800

Interest & Other                                                   1,825                -                 -                1,825
                                                           --------------  -----------------  ----------------   ----------------
      INCOME BEFORE INCOME TAXES                                   6,975                -                 -                6,975

Provision for Income Taxes                                         2,651                -                 -                2,651
                                                           --------------  -----------------  ----------------   ----------------
NET INCOME                                                         4,324                -                 -                4,324


NET INCOME PER SHARE
      BASIC                                                $        0.25   $            -     $           -      $          0.25
      DILUTED                                              $        0.25   $            -     $           -      $          0.25



WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
      BASIC                                                       17,271             17,271            17,271             17,271
      DILUTED                                                     17,637             17,637            17,637             17,637


 (1)  THERE WERE NO PRO-FORMA ADJUSTMENTS REQUIRED DURING THE FOURTH QUARTER.

 (2) REFLECTS THE COMPANY'S ADOPTION OF EITF TOPIC NO. D-103, "INCOME STATEMENT CHARACTERIZATION OF REIMBURSEMENTS RECEIVED FOR 'OUT-OF-POCKET' EXPENSES INCURRED". THIS PRONOUNCEMENT STATES THAT CERTAIN REIMBURSEMENTS RECEIVED FOR "OUT-OF-POCKET" EXPENSES INCURRED IN CONNECTION WITH PROVIDING SERVICES SHOULD BE CHARACTERIZED AS REVENUE IN THE INCOME STATEMENT. THIS PRONOUNCEMENT REQUIRES RETROACTIVE TREATMENT.

                                                 SOURCECORP(TM)
                                         PRO FORMA SUMMARY FINANCIAL DATA
                                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2001
                                  (IN THOUSANDS, EXCEPT EARNINGS PER SHARE DATA)



                                                                                  (1)                (2)
                                                                TOTAL          PRO FORMA          PASS THRU
                                                               COMPANY        ADJUSTMENTS          EXPENSES          PRO FORMA
                                                               -------        -----------          --------          ---------
Revenue                                                           441,963            (35,295)           12,515           419,183
                                                            --------------  -----------------  ----------------  ----------------
TOTAL REVENUE                                                     441,963            (35,295)           12,515           419,183

Cost of Services                                                  260,128            (26,973)           10,187           243,342
Special Charges                                                       417               (417)              -                 -
Depreciation                                                       14,632             (1,557)              -              13,075
                                                            --------------  -----------------  ----------------  ----------------
      GROSS PROFIT                                                166,786             (6,348)            2,328           162,766

Selling, General & Administrative Expenses                        101,249            (10,176)            2,328            93,401
Special Charges                                                    62,167            (62,167)              -                 -
Amortization                                                       10,032               (771)              -               9,261
                                                            --------------  -----------------  ----------------  ----------------
      OPERATING INCOME                                             (6,662)            66,766               -              60,104

Interest & Other                                                    9,363               (411)              -               8,952
                                                            --------------  -----------------  ----------------  ----------------
      INCOME BEFORE INCOME TAXES                                  (16,025)            67,177               -              51,152

Provision for Income Taxes                                          2,124             17,315               -              19,439
                                                            --------------  -----------------  ----------------  ----------------
NET INCOME                                                        (18,149)            49,862               -              31,713


NET INCOME PER SHARE
      BASIC                                                 $       (1.08)  $           2.98   $           -     $          1.89
      DILUTED                                               $       (1.08)  $           2.87   $           -     $          1.82



WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
      BASIC                                                        16,748             16,748            16,748            16,748
      DILUTED                                                      16,748             17,402            17,402            17,402



 (1)  REMOVES THE FOLLOWING ACTIVITY:       (a) OPERATING RESULTS OF BUSINESSES DIVESTED IN THE SECOND AND THIRD QUARTERS OF 2001.
                                            (b) CHARGES FOR DOUBTFUL ACCOUNTS PRINCIPALLY RELATED TO DIVESTED BUSINESSES.
                                            (c) ONE-TIME CHARGES PRINCIPALLY RELATED TO LOSSES AND EXPENSES ON DIVESTED UNITS.
                                            (d) ONE-TIME CHARGE FOR PREVIOUSLY UNAMORTIZED DEFERRED DEBT COSTS ASSOCIATE WITH THE
                                                CREDIT FACILITY TERMINATED BY THE COMPANY IN APRIL 2001.
                                            (e) ONE-TIME NET GAIN FROM BUSINESSES DIVESTED DURING THE THIRD QUARTER OF 2001.


 (2) REFLECTS THE COMPANY'S ADOPTION OF EITF TOPIC NO. D-103, "INCOME STATEMENT CHARACTERIZATION OF REIMBURSEMENTS RECEIVED FOR 'OUT-OF-POCKET' EXPENSES INCURRED". THIS PRONOUNCEMENT STATES THAT CERTAIN REIMBURSEMENTS RECEIVED FOR "OUT-OF-POCKET" EXPENSES INCURRED IN CONNECTION WITH PROVIDING SERVICES SHOULD BE CHARACTERIZED AS REVENUE IN THE INCOME STATEMENT. THIS PRONOUNCEMENT REQUIRES RETROACTIVE TREATMENT.